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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 11, 2001
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)


      New York                          No. 1-10299                    13-3513936
----------------------------          -------------                -------------------
(State or other jurisdiction           (Commission                   (IRS Employer
of incorporation)                      File Number)                Identification No.)


112 West 34th Street, New York, New York                                  10120
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(Address of principal executive offices)                               (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700




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Item 5.    Other Events.

         On June 11, 2001 the Registrant issued a press release announcing that it has completed the sale of $125 million principal amount of 5.50 percent of Convertible Subordinated Notes due 2008. Simultaneously with this offering, the Registrant amended and restated its revolving credit facility to a $190 million three-year credit facility.

         A copy of the press release regarding the Registrant's refinancing is attached as Exhibit 99, which, in its entirety, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                       VENATOR GROUP, INC.
                                       -------------------
                                          (Registrant)


Date:  June 11, 2001                    By: /s/ John H. Cannon
                                            -----------------------
                                            John H. Cannon
                                            Vice President and
                                            Treasurer


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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
  of Regulation S-K                                  Description
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
         99                                 New Release dated June 11, 2001


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